1 Summit Therapeutics Closes Deal with Akeso Inc. to In-License Breakthrough Innovative Bispecific Antibody Menlo Park, California, January 20, 2023 – Summit Therapeutics Inc. (NASDAQ: SMMT) (“Summit,” “we,” or the “Company”) today announced that we have completed the closing of our previously announced definitive agreement with Akeso Inc. (HKEX Code: 9926.HK, “Akeso”) to in-license its breakthrough bispecific antibody, ivonescimab. Ivonescimab, known as AK112 in China and Australia, and as SMT112 in the United States, Canada, Europe, and Japan, is a novel, potential first-in-class bispecific antibody combining the effects of immunotherapy via a blockade of PD-1 with the anti-angiogenesis effects associated with blocking VEGF into a single molecule. Summit is initiating development activities for SMT112 and will do so first in non-small cell lung cancer (NSCLC) indications. The definitive partnership calls for Summit to receive the rights to develop and commercialize ivonescimab (SMT112) in the United States, Canada, Europe, and Japan. Akeso will retain development and commercialization rights for the rest of the world, including China. In exchange for these rights, Summit committed to an upfront payment of $500 million to be paid in two installments. The first installment worth $300 million has been paid in conjunction with the closing of the transaction. Of the $300 million paid to Akeso by Summit, Akeso opted, in accordance with the definitive agreement, to convert approximately $25.1 million of the payment into 10 million shares of Summit common stock; the remaining $274.9 million was paid by Summit to Akeso in cash. The second installment of $200 million will become due on March 5, 2023 and will be paid by Summit in cash. Going forward, Akeso will be eligible to receive regulatory and commercial milestones of up to an additional $4.5 billion. In addition, Akeso will receive low double-digit royalties on net sales in the Summit territories. In conjunction with the closing of the deal, Dr. Michelle Xia, Co-Founder, Chairwoman, and CEO of Akeso, has been appointed to the board of directors of Summit. Update on $500 Million Rights Offering We continue to plan for our previously announced rights offering, which will be available to all holders of record of the Company’s common stock, par value $0.01 (the “Common Stock”) as of the close of the market on the record date. The record date will be no earlier than February 2, 2023 (the “Record Date”). The Company intends to distribute to all holders of Common Stock as of the Record Date non-transferable subscription rights to purchase shares of Common Stock at a price per share equal to the lesser of (i) $1.05, or (ii) the volume weighted-average price of the Common Stock for the five consecutive trading days through and including the expiration date of the offering. Assuming that the rights offering is fully subscribed, the Company will receive gross proceeds of up to $500 million, less expenses related to the rights offering. We will provide additional information as we approach the final record date.

2 Summit has filed a registration statement (including a prospectus) on Form S-3 with the Securities and Exchange Commission (the “SEC”) on December 21, 2022, which has not yet become effective. The registration statement covers, among other things, the rights offering to which this communication relates. Such securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. Before you invest, you should read the final prospectus in that registration statement, together with any prospectus supplement, that we will file prior to commencing any rights offering, and the documents incorporated by reference in the prospectus (or any prospectus supplement), as well as the other documents Summit has filed with the SEC for more complete information about Summit and the rights offering. You may get these documents for free by visiting EDGAR on the SEC’s website at www.sec.gov. This press release does not constitute an offer to sell or the solicitation of an offer to buy these securities, nor will there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The rights offering will be made pursuant to an effective registration statement on Form S-3 containing the detailed terms of the rights offering to be filed with the SEC. Any offer will be made only by means of a prospectus forming part of the registration statement. Summit Therapeutics’ Mission Statement To build a viable, long-lasting health care organization that assumes full responsibility for designing, developing, trial execution and enrollment, regulatory submission and approval, and successful commercialization of patient, physician, caregiver, and societal-friendly medicinal therapy intended to: improve quality of life, increase potential duration of life, and resolve serious medical healthcare needs. To identify and control promising product candidates based on exceptional scientific development and administrational expertise, develop our products in a rapid, cost- efficient manner, and to engage commercialization and/or development partners when appropriate. We accomplish this by building a team of world class professional scientists and business administrators that apply their experience and knowledge to this mission. Team Summit exists to pose, strategize, and execute a path forward in medicinal therapeutic health care that places Summit in a well-deserved, top market share, leadership position. Team Summit assumes full responsibility for stimulating continuous expansion of knowledge, ability, capability, and well-being for all involved stakeholders and highly-valued shareholders. About Summit Therapeutics Summit was founded in 2003 and our shares are listed on the Nasdaq Global Market (symbol ‘SMMT’). We are headquartered in Menlo Park, California, and we have additional offices in Oxford, UK and Cambridge, UK. For more information, please visit https://www.smmttx.com and follow us on Twitter @summitplc. Contact Summit Investor Relations Dave Gancarz Head of Stakeholder Relations & Corporate Strategy david.gancarz@smmttx.com General Inquiries: investors@smmttx.com

3 About Akeso Inc. Akeso (HKEX: 09926) is a commercial-stage biopharmaceutical company committed to the discovery, development, manufacturing and commercialization of innovative medicines with high unmet medical needs worldwide. Founded in 2012, the company has established a comprehensive in-house drug development platform (ACE Platform) and know-how, including R&D, clinical development, CMC (Chemistry, Manufacturing, and Controls), and commercialization capabilities. With fully integrated multi-functional platform, Akeso is internally working on a robust pipeline of over 30 innovative assets in the fields of cancer, autoimmune disease, inflammation, metabolic disease, and other major therapeutic areas. 17 assets have entered into clinical stage. Leveraging its in-house developed bispecific platform technology (“Tetrabody technology”), Akeso has advanced four potential first-in-class bispecific antibody drugs into market or clinical development, including cadonilimab (PD-1 / CTLA-4), ivonescimab (PD-1 / VEGF), PD-1 / LAG-3, and TIGIT / TGF-Beta bispecific antibodies. In June 2022, cadonilimab was approved by the NMPA and became the first commercialized PD-1 based bispecific drug globally. Another Akeso internally discovered and developed oncology product, penpulimab (a PD-1 antibody), was granted marketing approval in China in August 2021. Akeso is listed on the Main Board of the Stock Exchange of Hong Kong Limited. Contact Akeso Investor Relations Michael Xi Chief Financial Officer michael.xi@akesobio.com General Inquiries: ir@akesobio.com Summit Forward-looking Statements Any statements in this press release about the Company’s future expectations, plans and prospects, including but not limited to, statements about the clinical and preclinical development of the Company’s product candidates, entry into and actions related to the Company’s partnership with Akeso Inc., the therapeutic potential of the Company’s product candidates, the potential commercialization of the Company’s product candidates, the timing of initiation, completion and availability of data from clinical trials, the potential submission of applications for marketing approvals, the impact of the COVID-19 pandemic on the Company’s operations and clinical trials, potential acquisitions and other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "project," "should," "target," "would," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the results of our evaluation of the underlying data in connection with the development and commercialization activities for SMT112, the outcome of discussions with regulatory authorities, including the Food and Drug Administration, the uncertainties inherent in the initiation of future clinical trials, availability and timing of data from ongoing and future clinical trials, the results of such trials, and their success, and global public health crises, including the coronavirus COVID-19 outbreak, that may affect timing and status of our clinical trials and operations, whether preliminary results from a clinical trial will be predictive of the final results of that trial or whether results of early clinical trials or preclinical studies will be indicative of the results of later clinical trials, whether business development opportunities to expand the Company’s pipeline of drug candidates, including without limitation, through potential acquisitions of, and/or collaborations with, other entities occur, expectations for regulatory approvals, laws and regulations affecting government contracts and funding awards, availability of funding sufficient for the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements and other factors discussed in the "Risk Factors" section of filings that the

4 Company makes with the Securities and Exchange Commission. Any change to our ongoing trials could cause delays, affect our future expenses, and add uncertainty to our commercialization efforts, as well as to affect the likelihood of the successful completion of clinical development of SMT112. Accordingly, readers should not place undue reliance on forward-looking statements or information. In addition, any forward-looking statements included in this press release represent the Company’s views only as of the date of this release and should not be relied upon as representing the Company’s views as of any subsequent date. The Company specifically disclaims any obligation to update any forward-looking statements included in this press release.